                                 SCHEDULE 14A
                                (RULE 14a-101)

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                DAN RIVER INC.
                 (Name of Registrant as Specified In Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]  Fee previously paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement no.:

  (3) Filing Party:

  (4) Date Filed:

                                                       [LOGO 0F DAN RIVER INC.]

                                March 16, 2000

To our shareholders:

  We cordially invite you to attend our annual meeting of shareholders, which is to be held on Thursday, April 20, 2000 at the Riverview Inn in Danville, Virginia. The meeting will start at 10 a.m., EDT.

  On the ballet at this year's annual meeting are our proposals to elect two directors to our board of directors, to approve the performance goals contained in our management incentive plan, to adopt and approve a new employee incentive plan, and to ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 30, 2000.

  As a shareholder, your vote is important. We hope that you will attend the annual meeting. In the meantime, please complete, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the meeting. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

  On behalf of your board of directors, thank you for your support of and interest in Dan River.

                                          Sincerely,

                                          /s/ Joseph L. Lanier, Jr.

                                          Joseph L. Lanier, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer

                                                        [LOGO OF DAN RIVER INC.]

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 20, 2000

                               ----------------


                       TIME:   10:00 a.m., EDT on Thursday, April 20, 2000

                      PLACE:   Riverview Inn
                               Danville, Virginia

          ITEMS OF BUSINESS:   (1) To elect two directors.

                               (2) To approve the performance goals contained
                                 in our management incentive plan.

                               (3) To adopt and approve a long-term incentive
                                 plan which will, among other things, make available up to 2,000,000 shares of our Class A Common Stock for issuance under the plan.

                               (4) To ratify the appointment of Ernst & Young
                                 LLP as our independent auditors to serve for our fiscal year 2000.

                               (5) To transact any other business that
                                 properly comes before the meeting or any adjournment of the meeting.

               WHO MAY VOTE:   You can vote if you were a holder of Class A
                               Common Stock or Class B Common Stock of record on February 25, 2000.

              ANNUAL REPORT:   A copy of our Annual Report is enclosed.

             DATE OF NOTICE:   March 16, 2000.

            DATE OF MAILING:   This notice and the proxy statement are first
                               being mailed to shareholders on or about March
                               16, 2000.

                                DAN RIVER INC.
                              2291 Memorial Drive
                           Danville, Virginia 24541

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 20, 2000

                               ----------------

                               ABOUT THE MEETING

Who is furnishing this proxy statement?

  This proxy statement is being furnished to our shareholders by our board of directors in connection with the solicitation of proxies by the board of directors. The proxies will be used at our annual meeting of shareholders to be held on April 20, 2000.

What am I voting on?

You will be voting on the following:

  . To elect two directors,

  . To approve the performance goals contained in our management incentive plan,

  . To adopt and approve a long-term incentive plan, which will, among other things, make available up to 2,000,000 shares of our Class A Common Stock for issuance under the plan,

  . To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year 2000, and

  . Any other business that properly comes before the annual meeting.

  You may not cumulate your votes for any matter being voted on at the annual meeting and you are not entitled to appraisal or dissenters rights.

Who can vote?

  You may vote if you owned Class A Common Stock or Class B Common Stock as of the close of business on February 25, 2000. As of February 25, 2000, there were 20,574,020 shares of Class A Common Stock and 2,062,070 shares of Class B Common Stock outstanding.

How do I vote?

  You may vote by:

  . completing, signing and returning the enclosed proxy card, or

  . attending the meeting and voting in person.

Can I vote at the meeting?

  You may vote your shares at the meeting if you attend in person. Even if you plan to be present at the meeting, we encourage you to vote your shares by proxy. You may vote your proxy by mail.

What if my shares are registered in more than one person's name?

  If you own shares that are registered in the name of more than one person, each person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment. person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

What does it mean if I receive more than one proxy card?

  It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Boston EquiServe, L.P., Blue Hills Office Park, 150 Royale Street, Canton, MA 02021 and may be reached at
(800) 633-4236.

What if I return my proxy card but do not provide voting instructions?

  If you sign and return your proxy but do not include instructions, your proxy will be voted:

  . FOR the election of the two nominee directors named on page 4 of this proxy statement,

  . FOR the approval of the performance goals contained in our management incentive plan,

  . FOR the adoption and approval of the long-term incentive plan, and

  . FOR the ratification of Ernst & Young LLP's appointment as our independent auditors for our fiscal year 2000.

Can I change my mind after I vote?

  You may change your vote at any time before the polls close at the meeting. You may do this by:

  . giving written notice to the Secretary of our company,

  . delivering a later-dated proxy, or

  . voting in person at the annual meeting.

How many votes am I entitled to?

  If you own Class A Common Stock, you are entitled to one vote for each share you own. If you own Class B Common Stock, you are entitled to 4.39 votes for each share you own. Holders of Class A Common Stock and Class B Common Stock will vote together as a single voting group for all matters to be voted on at the annual meeting. Sometimes in this proxy statement we refer to the Class A Common Stock and the Class B Common Stock collectively as the Common Stock.

How many votes must be present to hold the meeting?

  In order for us to conduct the annual meeting the holders of a majority of the votes of the Common Stock outstanding as of February 25, 2000 must be present at the annual meeting. This is referred to as a quorum. Your shares will be counted as present at the meeting if you:

  . return a properly executed proxy (even if you do not provide voting instructions), or

  . attend the annual meeting and vote in person.

How many votes are needed to elect directors?

  The two nominees receiving the highest number of "yes" votes will be elected directors. This number is called a plurality. If you do not vote in person or sign and return a proxy that contains voting instructions, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

How many votes are needed to approve the performance goals contained in the management incentive plan?

  To approve the performance goals contained in the management incentive plan, the "yes" votes cast at the annual meeting must exceed the "no" votes cast at the annual meeting, provided that the "yes" votes represent over 50% of the votes of the Common Stock outstanding as of February 25, 2000. If you do not vote in person or sign and return a proxy that contains voting instructions, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

How many votes are needed to adopt and approve the long-term incentive plan?

  To adopt and approve the long-term incentive plan, the "yes" votes cast at the annual meeting must exceed the "no" votes cast at the annual meeting, provided that the "yes" votes represent over 50% of the votes of the Common Stock outstanding as of February 25, 2000. If you do not vote in person or sign and return a proxy that contains voting instructions, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

How many votes are needed to ratify the appointment of Ernst & Young LLP?

  To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year 2000, the "yes" votes cast at the annual meeting must exceed the "no" votes cast at the annual meeting. If you do not vote in person or sign and return a proxy that contains voting instructions, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

How many votes are needed for other matters?

  To approve any other matter that properly comes before the annual meeting, the "yes" votes cast in favor of the matter must exceed the "no" votes cast against the matter.

Will my shares be voted if I do not provide my proxy?

  Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors and the ratification of independent auditors. The adoption and approval of the long-term incentive plan is not considered a "routine matter" under the New York Stock Exchange rules. Accordingly, if a brokerage firm votes your shares in accordance with these rules, your shares will be counted as present at the annual meeting for purposes of establishing a quorum and will be counted as "yes" votes or "no" votes, as the case may be, in all matters voted on at the annual meeting, with the exception of the adoption and approval of the long-term incentive plan. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will be counted as present at the meeting for quorum purposes, but will not be counted as "yes" votes or "no" votes on any matter voted on at the annual meeting. These are referred to as broker non-votes.

                             ELECTION OF DIRECTORS
                                   (Item 1)

How many directors serve on the board of directors?

  Our board of directors currently has 5 members. The directors are divided into three classes with the directors in each class serving a term of three years. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. At the annual meeting on April 20, 2000, two nominees for director are to be elected to serve until the annual meeting in 2003, or until their successors are elected and qualified.

Who are the nominees this year?

  The nominees are Messrs. Edward J. Lill and John F. Maypole. Their current term expires at the annual meeting.

What if a nominee is unwilling to serve?

  We do not believe that either of the nominees for director will be unwilling or unable to serve as director. However, if at the time of the annual meeting either of the nominees should be unwilling or unable to serve, proxies will be voted as recommended by the board of directors either:

  . to elect substitute nominees recommended by the board,

  . to allow the vacancy created to remain open until filled by the board, or

  . to reduce the number of directors for the ensuing year.

In no event, however, can a proxy be voted to elect more than two directors.

What is the recommendation of the board of directors?

  The board of directors recommends a vote FOR Edward J. Lill and John F. Maypole to hold office until the annual meeting of shareholders in 2003, or until their successors are elected and qualified. Proxies returned without instructions will be voted for these nominees.

What is the background of this year's nominees?

  Edward J. Lill, 67, has been a director of our company since 1997. Mr. Lill is presently a consultant to Metropolitan Life Insurance Company with respect to accounting and other related matters. Mr. Lill was a senior partner and vice chairman of the accounting firm, Deloitte & Touche, from 1988 until his retirement in 1995.

  John F. Maypole, 60, has been a director of our company since 1992. Mr. Maypole is a consultant to Metropolitan Life Insurance Company and has over the past five years served as a consultant to and/or director of various other corporations and providers of financial services. Mr. Maypole also serves as a director of Bell Atlantic Corporation, a telecommunications company, Massachusetts Mutual Life Insurance Company, and Church and Dwight Co., Inc., a household consumer product and specialty chemical company.

Who are the directors continuing in office until 2001?

  Donald J. Keller, 68, has been a director of our company since 1998. Mr. Keller has served as chairman of Vlasic Foods, International since 1998. From 1993 until 1998 he was chairman of B. Manischewitz Company, a food manufacturer, and was co-chief executive officer of B. Manischewitz Company from 1992 until 1993. From 1995 until 1997 he was chairman of the board of Prestone Products Corporation, an automotive chemicals manufacturer.

  Joseph L. Lanier, Jr., 68, has been chairman of the board of directors and chief executive officer of our company or our predecessor since 1989. Mr. Lanier is also a director of SunTrust Bank, Inc., a bank holding company, Flowers Industries, Inc., a food company, Torchmark Corporation, an insurance company, Dimon Incorporated, a tobacco products company and Waddell & Reed Financial Inc., a mutual fund company.

Who are the directors continuing in office until 2002?

  Richard L. Williams, 66, has been a director and president and chief operating officer of our company or our predecessor since 1989.

How often did the board of directors meet during fiscal 1999?

  The board of directors met five times during fiscal 1999. Each director attended at least 75% of all meetings of the board of directors and committees on which he served in fiscal 1999.

What committees has the board of directors established?

  The board of directors has established a compensation committee and an audit committee. The full board of directors acts as a nominating committee.

  Compensation Committee. Messrs. Maypole and Keller serve as members of the compensation committee, and Mr. Maypole is the chairman. Mr. Lill serves as an alternate member of the committee in the event one of the regular members cannot attend a meeting. The compensation committee is responsible for:

  . reviewing annually and approving our compensation strategy to ensure that our executive compensation strategy supports our business objectives as well as shareholder interests,

  . approving salary, bonuses and other compensation of our executive officers and key management personnel,

  . administering our option and benefit plans, and

  . considering issues pertaining to succession planning upon retirement or termination of the employment of senior managers.

This committee held two meetings in fiscal 1999.

  Audit Committee. Messrs. Lill and Maypole serve as members of the audit committee, and Mr. Lill is Chairman. Mr. Keller serves as an alternate member of the audit committee. The audit committee is responsible for:

  . recommending independent auditors,

  . reviewing with the independent auditors the scope and results of the audit engagement,

  . monitoring our financial policies and control procedures, and

  . reviewing and monitoring the provision of non-audit services by our auditors.

The audit committee held two meetings in fiscal 1999.

How are directors compensated?

  Cash Compensation. Directors who are not employees of our company receive an annual retainer of $20,000 and $1,000 per board and committee meeting attended. Directors who are also employees of our company are not separately compensated for their service as directors.

  Options. In 1999 the board of directors granted to each of Messrs. Keller, Lill and Maypole non-qualified options to purchase 5,000 shares of Class A Common Stock pursuant to the 1997 Stock Plan for Outside Directors, which we refer to as the Directors Plan. Those options vest and become exercisable in three equal increments on December 31, 1999, 2000 and 2001 (or 100% upon a change of control), have an exercise price of $5.3125 per share and have a term expiring October 29, 2009.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The table below shows, as of February 25, 2000, how many shares of each class of our Common Stock were beneficially owned by our directors, named executive officers, owners of 5% or more of our Common Stock and our directors and executive officers as a group. Under the rules of the SEC, a person "beneficially owns" securities if that person has or shares the power to vote or dispose of the securities. The person also "beneficially owns" securities which that person has the right to purchase within 60 days. Under these rules, more than one person may be deemed to beneficially own the same securities, and a person may be deemed to beneficially own securities in which he or she has no financial interest. Except as shown in the table, the shareholders named below have the sole power to vote or dispose of the shares shown as beneficially owned by them.

                                                               Beneficial Ownership
                         Beneficial Ownership of                of Class B Common         Percentage
                         Class A Common Stock(1)                      Stock                   of
                         ------------------------------------- --------------------------  Combined
                          Number of                Percent of  Number of       Percent of   Voting
                           Shares                   Class(2)    Shares           Class     Power(2)
                         --------------           ------------ ---------       ---------- ----------
Donald J. Keller........         26,667(11)                  *       --            --           *
Joseph L. Lanier,
 Jr.(3)(4)..............      2,230,253(7)(8)(11)          9.5 2,062,070(8)(9)   100.0%      30.3
Edward J. Lill..........         10,333(11)                  *       --            --           *
John F. Maypole.........         54,708(11)                  *       --            --           *
Richard L.
 Williams(3)(5).........        600,564(11)                2.6   465,981(9)       22.6        7.2
Barry F. Shea(3)(6).....        215,537(11)                  *   174,912(9)        8.5        2.7
Gregory R. Boozer.......         59,583(11)                  *       --            --           *
Harry L. Goodrich.......         46,708(11)                  *       --            --           *
Mezzanine Investment
 Limited Partnership-
 BDR(10)................      6,708,723                   28.6       --            --        22.0
Dimensional Fund
 Advisors, Inc.(12).....      1,588,200                    7.7       --            --         5.2
T. Rowe Price
 Associates, Inc.(13)...      2,088,900                    8.9       --            --         6.9
Wellington Management
 Company, LLP(14).......      1,507,800                    6.4       --            --         5.0
All executive officers
 and Directors as a
 group (14 Persons).....      2,670,462(7)(11)            11.4 2,062,070(8)(9)   100.0       31.7

--------
  *Less than 1%.

 (1) Under our articles of incorporation, shares of Class B Common Stock are convertible into shares of Class A Common Stock on a share-for-share basis at any time subject to compliance with certain first offer rights. As a result, shares of Class A Common Stock shown in the table as beneficially owned by any individual include shares of Class A Common Stock issuable upon conversion of Class B Common Stock beneficially owned by such individual.

 (2) Based on an aggregate of 20,574,020 shares of Class A Common Stock issued and outstanding as of February 25, 2000 plus, for each individual,

   . the number of shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by such individual, and

   . the number of shares of Class A Common Stock issuable upon exercise of outstanding stock options which are or will become exercisable prior to April 25, 2000.

 (3) The business address of Messrs. Lanier, Williams and Shea is 2291 Memorial Drive, Danville, Virginia 24541.

 (4) Mr. Lanier disclaims beneficial ownership of 96,553 shares that are held by his wife, Mrs. Ann M. Lanier.

 (5) Mr. Williams disclaims beneficial ownership of 96,250 shares that are held by his wife, Mrs. Suzanne S. Williams.

 (6) Mr. Shea disclaims beneficial ownership of 50,000 shares that are held by his wife, Mrs. Nellie C. Shea.

 (7)Includes:

   . 840,180 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Joseph L. Lanier, Jr.,

   . 65,553 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Ann M. Lanier,

   . 257,722 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Joseph Lanier, III,

   . 257,722 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Ann L. Jackson,

   . 96,250 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Suzanne S. Williams,

   . 369,731 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Richard L. Williams,

   . 124,912 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Barry F. Shea, and

   . 50,000 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Nellie C. Shea.

   We refer to the beneficial owners listed in the preceding bullets as the Senior Management Group. With respect to the shares described above Mr. Lanier has sole voting power pursuant to the terms of a Voting Agreement dated November 20, 1997 between the Company and the members of the Senior Management Group, as amended, which we refer to as the Voting Agreement.

 (8) Includes shares of Class B Common Stock beneficially owned by the members of the Senior Management Group with respect to which Mr. Joseph L. Lanier, Jr. has sole voting power pursuant to the Voting Agreement. See Footnote 7 above.

 (9) Joseph L. Lanier, Jr. has sole voting power with respect to these shares pursuant to the terms of the Voting Agreement.

(10) Reflects shares of Class A Common Stock beneficially owned by Mezzanine Investment Limited Partnership--BDR, which we refer to as MILP, whose address is One Madison Avenue, New York, New York 10010. According to
     Schedule 13D filed on behalf of Metropolitan Life Insurance Company, which we refer to as MetLife, the general partner of MILP is 23rd Street Investments, Inc., a wholly-owned subsidiary of MetLife. 23rd Street Investments has sole voting and investment power with respect to the Class A Common Stock beneficially owned by MILP. As a result, 23rd Street Investments is deemed to beneficially own the shares of Class A Common Stock beneficially owned by MILP.

(11) Includes options exercisable within 60 days.

(12) Based solely on Schedule 13G filed with the SEC on February 2, 2000. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(13) Based solely on Schedule 13G/A filed with the SEC on February 4, 2000. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(14) Based solely on Schedule 13G/A filed with the SEC on February 11, 2000. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Registration Rights Agreement

  General. We, certain members of senior management, which we refer to as the Management Shareholders, MILP, and all other holders of our common stock prior to the initial public offering of our common stock in November 1997, are parties to a registration rights agreement, dated September 3, 1991, as amended. All provisions of the registration rights agreement described below terminate on the earlier of:

  . September 3, 2006 or

  . the date when shares of Class A Common Stock which are held by the above-described holders other than Management Shareholders constitute less than 10% of the outstanding Common Stock, subject to limited exceptions.

The registration rights agreement is applicable only with respect to shares of Common Stock held prior to the initial public offering. It contains, among others, the following provisions:

  Dan River's and Mr. Lanier's Call Rights. Joseph L. Lanier, Jr. has the right to purchase the Class A Common Stock beneficially owned by certain specified shareholders, which we refer to as the Lanier Call. We have a similar call right, which we refer to as the Company Call. In the case of a Company Call, the call price is the fair market value (as defined) of the Common Stock. In the case of a Lanier Call, the call price is 105% of the fair market value of the Common Stock. Under certain circumstances, the Company Call may be assigned to or preempted by Mr. Lanier. In addition, Mr. Lanier has a first offer right to purchase any Class A Common Stock offered for sale by certain of our shareholders. Our rights and the rights of Mr. Lanier under the call provisions of the registration rights agreement terminate on September 3, 2001 or, in the case of a Lanier Call, if earlier, Mr. Lanier's death or total disability or termination of employment for Good Cause (as defined in Mr. Lanier's employment agreement).

  Demand and Piggyback Registration Rights. The holders (not including the Management Shareholders) of at least 20% of the Class A Common Stock held by such holders immediately prior to the initial public offering may, on seven occasions, demand that we prepare and file a registration statement under the Securities Act. These demand registration rights are applicable to such number of shares of Class A Common Stock held by such holders prior to the initial public offering as are designated by the holders of a majority of such shares of Class A Common Stock after consultation with the book running lead underwriter of any such offering and the demanding holders. Once every 12 months, we may delay the filing of any such registration statement for up to 60 days if we would be required in the opinion of counsel to disclose information in the registration statement that it would not otherwise be required to publicly disclose and the board of directors determines that such disclosure is not in our best interests. In addition, such holders of Class A Common Stock are entitled to offer and sell their Class A Common Stock in any underwritten public offering involving the offering of any securities by us or by any of our subsidiaries, subject to certain limitations. We may also offer and sell our Class A Common Stock in any underwritten public offering effected at the request of such holders of Class A Common Stock, subject to certain limitations.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table shows the compensation earned during fiscal 1999, fiscal 1998 and fiscal 1997 by our chief executive officer and our four other most highly compensated executive officers. These individuals are called the named executive officers.

                          Summary Compensation Table

                                                       Long-Term Compensation Awards(3)
                                                  -------------------------------------------
                          Annual Compensation(1)
                          -----------------------                 Securities
Name and Principal        Fiscal                   Other Annual   Underlying     All Other
Position                   Year  Salary  Bonus(2) Compensation(4) Options (#) Compensation(5)
------------------        ------ ------- -------- --------------- ----------- ---------------
Joseph L. Lanier, Jr. ..   1999  513,139  94,830          --         65,000        1,600
 Chairman and Chief        1998
 Executive                       485,385 413,350          --         65,000        1,600
 Officer                   1997  442,410 442,410          --        100,000        1,600
Richard L. Williams.....   1999  402,462  74,370          --         45,000        1,600
 President and Chief       1998
 Operating                       397,693 338,680       61,950        45,000        1,600
 Officer                   1997  366,306 366,310          --         70,000        1,600
Barry F. Shea...........   1999  241,477  44,620          --         17,500        1,600
 Executive Vice            1998
 President--Chief                235,962 200,950          --         17,500        1,600
 Financial Officer         1997  215,447 215,450          --         30,000        1,600
Gregory R. Boozer.......   1999  201,231  37,190       48,923        15,000        1,600
 Executive Vice            1998
 President--                     187,500 159,680      142,740        12,500        1,600
 Manufacturing             1997  160,770 160,770          --         25,000        1,600
Harry L. Goodrich.......   1999  179,308  33,140      108,726        10,000        1,600
 Vice President,           1998
 Secretary and                   157,692 134,290       81,655        10,000        1,577
 General Counsel           1997  132,689 132,690          --         10,000        1,327

--------
(1) The aggregate amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each named executive officer and has therefore been omitted.

(2) Bonuses are based on operating income targets approved by the board of directors at the beginning of each fiscal year. Based upon operating income targets established at the beginning of the 1999 fiscal year, each of the named executive officers was paid a bonus equal to approximately 18% of his base salary for the 1999 fiscal year.

(3) No restricted stock or SARs have been granted.

(4) Represents the difference between:

  . the fair market value of Class A Common Stock purchased upon exercise of non-qualified stock options during the applicable fiscal year (based upon the closing price of the Class A Common Stock in trading on the New York Stock Exchange on the date of exercise) and

  .  the exercise price of the option.

(5) Represents amounts accrued during applicable fiscal years to each named executive officer pursuant to the Dan River Salary Retirement Plan.

Option Grants Table

  The following table below shows certain information relating to the options granted to each of the named executive officers during fiscal 1999.

                     Option/SAR Grants In Last Fiscal Year

                                                                                      Potential
                                                                                  Realizable Value
                                                                                  of Assumed Annual
                                                                                   Rates of Stock
                                                                                        Price
                                                                                  Appreciation for
                                  Individual Grants              Option Term         Option Term
                         ----------------------------------- -------------------- -----------------
                                                % of Total   Exercise
                         Number of Securities    Options      or Base
                              Underlying        Granted to   Price Per
                         Options/SARs Granted   Employees      Share   Expiration
Name                          (#)(1)(2)       in Fiscal Year  ($/Sh)      Date       5%      10%
----                     -------------------- -------------- --------- ---------- -------- --------
Joseph L. Lanier, Jr....        65,000              13%        $5.31    10/29/09  $217,165 $550,339
Richard L. Williams.....        45,000               9%        $5.31    10/29/09   150,345  381,004
Barry F. Shea...........        17,500               3%        $5.31    10/29/09    58,468  148,168
Gregory R. Boozer.......        15,000               3%        $5.31    10/29/09    50,115  127,001
Harry L. Goodrich.......        10,000               2%        $5.31    10/29/09    33,410   84,668

--------
(1) We have not granted any SARs.

(2) All options granted are options to purchase Class A Common Stock. The options vest and become exercisable in four equal increments on December 31, 2000, 2001, 2002 and 2003. However, the options vest and become exercisable immediately in the event of a Change of Control as defined in the indenture governing our 10 1/8% senior subordinated notes due 2003. The options are automatically revoked to the extent they are not vested at the time of an optionee's death, disability, retirement, or termination of employment. The optionee or his estate will be entitled to exercise such options within six months after the date of the event resulting in termination of employment.

Aggregated Options Table

  The following table shows certain information with respect to options exercised during fiscal 1999 and options held at the end of fiscal 1999 by each named executive officers. There were no stock appreciation rights outstanding at the end of fiscal 1999.

            Aggregated Option/SAR Exercises In Last Fiscal Year And
                    Fiscal Year End Option/SAR Values Table

                                                         Number of Securities
                                                        Underlying Unexercised
                                                           Options at Fiscal
                              Shares                        Year-End (#)(2)
                           Acquired on      Value      -------------------------
Name                       Exercise (#) Realized(1)($) Exercisable Unexercisable
----                       ------------ -------------- ----------- -------------
Joseph L. Lanier, Jr......       --            --        137,083      180,417
Richard L. Williams.......       --            --         76,583      125,417
Barry F. Shea.............       --            --         40,625       50,625
Gregory R. Boozer.........     8,250        48,923        33,333       41,042
Harry L. Goodrich.........    17,750       108,726        18,958       24,167

--------
(1) Represents the difference between:

  . fair market value of Class A Common Stock purchased upon exercise of non-qualified stock options during fiscal year 1999 (based upon the closing price of the Class A Common Stock in trading on the New York Stock Exchange on the date of exercise) and

  .  the exercise price of the option.

(2) There were no unexercised in the money stock options outstanding at fiscal year end based on the closing price on the New York Stock Exchange of our Class A Common Stock on December 31, 1999 of $5.125 per share and the respective option exercise price.

Retirement Plan

  The Dan River Inc. Salary Retirement Plan provides noncontributory defined benefits based on both years of service and the employee's career average monthly earnings, which we refer to as average compensation. Average compensation includes salary and commissions but excludes bonuses. Estimated annual benefits payable upon retirement at age 65 for each of the named executive officers are as follows, based upon a single life annuity:

  .  Joseph L. Lanier, Jr.--$16,369;

  .  Richard L. Williams--$16,292;

  .  Barry F. Shea--$36,713;

  .  Gregory R. Boozer--$43,890; and

  .  Harry L. Goodrich--$36,355.

Employment Agreements

  Executive Employment Agreements. We have employment agreements with Joseph
L. Lanier, Jr., Richard L. Williams and Barry F. Shea, each of which became effective on November 20, 1997, and terminate five years thereafter, unless earlier terminated as described below. Each employment agreement provides for the employee to be retained in certain specified capacities by us and to devote his full business time and attention to our business. Each of the employment agreements provides that we shall pay the employee a bonus under the Dan River Inc. Management Incentive Plan, which we refer to as the Bonus Plan, and reimburse certain business related expenses. The Bonus Plan provides for the payment of an annual cash bonus to our executive officers and key employees based upon our achievement of operating income and working capital management goals established at the beginning of each fiscal year and approved by the board of directors. Participation in the Bonus Plan, as well as award levels and performance criteria, are recommended by the chief executive officer and approved by the compensation committee of the board of directors.

  Mr. Lanier's employment agreement provides that he will serve as the chief executive officer and chairman of the board of directors at a base salary of $460,000 per year, which may be increased at the discretion of the board of directors, subject to certain cost of living adjustments.

  The employment agreements with Messrs. Williams and Shea provide for their employment as president and chief operating officer and chief financial officer, respectively. Each employment agreement provides that the employee shall receive a base salary determined by the chief executive officer, subject to approval by the compensation committee of the board of directors.

  The employment agreements are terminable upon the death or disability of the employee, by us for "good cause," as defined in the employment agreements, by us without cause, by the employee for "good reason," as defined in the employment agreements, by the employee without good reason or upon the occurrence of a "change in control," as defined in the employment agreements. Each employment agreement provides that, in the event the employee's employment is terminated for no cause, a change in control, or for good reason, such employee will be paid an amount equal to two times his annual base salary in effect at the time of termination, plus any incentive bonus prorated to the date on which employment is terminated. The employee would also be entitled to participate for a period of up to twenty-four months after termination of his employment in various welfare, pension and savings plans and programs offered by us.

  Post-Employment Agreements. We have entered into agreements with Messrs. Boozer and Goodrich, as well as certain other executive officers and key employees. These agreements provide certain assurances to the employee in the event Mr. Lanier ceases for any reason to be chief executive officer, which we refer to as an Employment Event, including an agreement not to arbitrarily reduce the salary of or relocate the employee, and to allow the employee to participate in certain incentive and other benefit plans at a level commensurate with his level of participation at the time the Employment Event occurred. In the event employment of the employee is terminated by us without "good cause," as defined in the post-employment agreements, or by the employee upon breach of the agreement by us, the employee is entitled to a severance payment of up to two years salary, plus any bonus otherwise earned for the year in which the termination occurs. The employee would also be entitled to continue to participate for a period of up to twenty-four months in various welfare, pension and savings plans and programs offered by us.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Our compensation package for all of our executive officers in fiscal 1999 consisted of:

  .base salary,

  .cash bonus, and

  .stock options.

The compensation committee expects that compensation for executive officers in fiscal 2000 will include these same elements.

  Base Salary. Mr. Lanier's base salary is determined in accordance with his employment agreement, with increases in excess of cost of living increases to be recommended by the compensation committee and subject to the approval of the full board of directors. In fiscal 1999, Mr. Lanier's salary was increased approximately 5.8% from fiscal 1998.

  Executive officers' salaries are established in line with merit budget guidelines applicable to all salaried employees and approved by the board of directors. The merit budget is established annually by the board of directors and is generally intended to adjust for inflation and competitive factors relating to pay levels in the textile industry. Adjustments may be approved by the compensation committee to take account of changes in the executive officer's responsibilities and his or her overall performance.

  Cash Bonuses. Each executive officer, including Mr. Lanier, is eligible to receive an annual cash bonus pursuant to the terms of our management incentive plan. The established objectives of the management incentive plan are:

  .to maximize operating income while encouraging prudent management of working capital, and

  .to enhance our ability to attract and retain talented management.

Operating income targets are recommended at the beginning of each fiscal year by the compensation committee and approved by the board of directors. The compensation committee determines the target award level category to which each executive officer is assigned. In establishing operating income targets and other financial criteria for awards under the management incentive plan, the compensation committee has focused specifically on our performance in comparison to certain other textile companies. For example, achieving a target award under the management incentive plan generally requires performance above the level of such other textile companies at the time the bonus targets were established. With respect to fiscal 1999, Mr. Lanier and the other named executive officers were paid cash bonuses equal to approximately 18% of their respective base salaries in accordance with targets and award levels approved by the board of directors at the beginning of fiscal 1999.

  Stock Options. Our stock option plans are intended to align the interests between our shareholders and our directors, officers and key employees through the grant of stock options which vest over a period of time. Options granted in fiscal 1999 had an exercise price equal to the closing price of our Class A Common Stock on the New York Stock Exchange on the date of grant and, in the compensation committee's view, provide a strong incentive to management to build shareholder value over time.

                                          John F. Maypole, Chairman
                                          Donald J. Keller

  The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended ,which we refer to together as the Acts, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Stock Price Performance Graph

  The graph below reflects cumulative shareholder return (assuming the reinvestment of dividends) on our Class A Common Stock compared to the return on the S&P 500 Index and a peer group of textile companies which, in our opinion, are engaged in lines of business similar to those in which we are engaged. Trading in our Class A Common Stock commenced on November 21, 1997 in connection with our initial public offering. The graph reflects the investment of $100.00 on November 21, 1997 in our Class A Common Stock, the S&P 500 Index and in the peer group and the reinvestment of dividends.



                              [GRAPH APPEARS HERE]

                                            Dan River Inc. S&P 500 Peer Group(2)
                                            -------------- ------- -------------
     11/21/97..............................     100.00     100.00     100.00
     12/31/97..............................     109.58     106.43     106.75
     12/31/98..............................      78.33     136.84     101.21
     12/31/99..............................      34.17     165.64      57.35

(1) Assumes initial investment of $100; total return assumes reinvestment of dividends; total returns based on market capitalization.

(2) Peer group consists of Burlington Industries Inc., Cone Mills Corporation, Crown Crafts, Inc., Delta Woodside Industries Inc., Galey & Lord Inc., Pillowtex Corp., Springs Industries, Inc., Thomaston Mills, Inc., and WestPoint Stevens Inc.

  The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                     APPROVAL OF MANAGEMENT INCENTIVE PLAN
                                   (Item 2)

  The following information regarding the management incentive plan is being provided to you in connection with the solicitation of proxies for approval of the performance goals contained in our management incentive plan. Shareholder approval is required if payments under the management incentive plan are to be tax deductible as performanced-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. The following description of the management incentive plan is a summary only and does not purport to be complete. The summary is qualified in its entirety by reference to the management incentive plan, which is attached to this proxy statement as Exhibit A. You are urged to read the management incentive plan.

  The board of directors approved the management incentive plan and directed that the performance goals contained in our management incentive plan be submitted to our shareholders at this year's annual meeting in order to protect our company's deduction for payments under the plan in the event that these payments to "covered executives" (plus salary and other non-performance-based compensation) in any year exceed $1 million.

  The management incentive plan is a cash-based incentive bonus program intended to provide rewards each year for the maximization of the operating income of our company and our divisions and the prudent management of working capital. The plan is also intended to increase our ability to attract and retain management talent.

Material Features of the Management Incentive Plan

  Determination of Awards. The plan provides for the determination of a maximum aggregate bonus amount to be awarded to individual participants each year if operating income and working capital management goals recommended by the compensation committee and approved by our board of directors at the beginning of each fiscal year are achieved. The compensation committee determines each position that will participate in the management incentive plan, based on job level and potential impact on company or division results, and assigns each such position to one of three levels of participation. The maximum aggregate bonus pool is calculated on certain percentages, based on the level of participation assigned, of all participants' base salaries.

  Division level award targets are determined by the compensation committee at the beginning of the fiscal year based upon a division's performance against operating income and working capital management goals established by the compensation committee and approved by the board of directors. Corporate level award targets are determined by the compensation committee at the beginning of the fiscal year based upon the performance of our company against the combined division goals. An individual participant's maximum award is either 50%, 75% or 100% of his or her base salary, depending on the level of participation to which such position has been assigned by the compensation committee.

  Our chief executive officer may recommend adjustments to individual awards to reward extraordinary performance, to balance awards for individual participants or to address other unique circumstances. Compensation adjustments recommended by our chief executive will not be treated as performance-based compensation under Section 162(m) of the Code.

  Administration. The management incentive plan is administered by our vice president--human resources, subject to the approval of our chief executive officer and our compensation committee, which has the final authority to interpret and administer the plan. The compensation committee has final authority with respect to the selection of positions for participation and all compensation which is subject to Section 162(m) of the Code.

  Eligibility. Executives whose positions are approved for participation by the compensation committee upon the recommendation of our chief executive officer are eligible to be participants under the management incentive plan (approximately 80 persons as of February 25, 2000). Participants who terminate their employment for reasons other than retirement or death are not eligible for an award in the year of termination, except upon the recommendation of the chief executive officer and approval of the compensation committee. Awards may not be made to executives who participate less than three months in any fiscal year. Awards to executives who retire or die during a fiscal year will be prorated for such year, assuming participation by such executive for at least three months during such fiscal year. Awards to executives who are transferred from one division to another or from one position to another will be prorated based on the number of months assigned to each division or position.

  Amendment and Termination. Our board of directors may amend, alter or terminate the management incentive plan at any time.

  Code Section 162(m) Performance-Based Compensation Goals. The management incentive plan provides for performance-based awards that are based on the achievement of annual operating income goals established by the compensation committee, adjusted downward in the event that predetermined inventory turns and accounts receivable levels are not met. Goals and adjustment criteria are set by the compensation committee and approved by the board of directors at the beginning of each fiscal year.

  The management incentive plan provides that with respect to any individual participant the maximum amount of any award payable in fiscal year 2000 is 100% of such participant's base salary. Thus the maximum award payable in fiscal year 2000 is approximately $535,000.

Estimate of Benefits

  The following table shows the approximate range of awards payable under the management incentive plan for fiscal 2000 to (1) named executive officers, (2) all current executive officer participants and (3) all non-executive officer participants.

                                                            Dollar Value ($)
                      Name and Position                     Minimum-Maximum
                      -----------------                     ----------------
   Joseph L. Lanier, Jr. ..................................    $0-$535,000
     Chairman and Chief Executive Officer

   Richard L. Williams.....................................    $0-$420,000
     President and Chief Operating Officer

   Barry F. Shea...........................................    $0-$250,000
     Executive Vice President and Chief Financial Officer

   Gregory R. Boozer.......................................    $0-$210,000
     Executive Vice President--Manufacturing

   Harry L. Goodrich.......................................    $0-$185,000
     Vice President, Secretary and General Counsel

   Executive officers as a group...........................  $0-$2,400,000

   Current directors who are not executive officers as a
    group..................................................          $0-$0

   All employees, including all current officers who are
    not executive officers, as a group(1)..................  $0-$8,300,000

--------
(1) Based on goals established by the compensation committee and approved by the board of directors for fiscal 2000, the maximum amount that would be paid to all participants (approximately 80 individuals) if operating income and working capital targets were achieved would be approximately $3.3 million. The maximum amount payable to all participants under the plan based on extraordinary performance in fiscal 2000 would be approximately $8.3 million.

Federal Income Tax Consequences

  Awards paid under the management incentive plan will constitute ordinary income to the executives, and we or the subsidiary for which the participant performs services should be entitled to a corresponding income tax deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code. An executive who recognizes ordinary income normally will be subject to both wage withholding and other employment taxes. The federal income tax law and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the management incentive plan.

What is the recommendation of the board of directors?

  The board of directors recommends a vote FOR the approval of the performance goals contained in our management incentive plan. Proxies returned without instructions will be voted for the approval of such performance goals.

                     APPROVAL OF LONG-TERM INCENTIVE PLAN
                                   (Item 3)

  The following information regarding the long-term incentive plan is being provided to you in connection with the solicitation of proxies for adoption and approval of the plan and the related performance goals for the payment of performanced-based compensation under Section 162(m) of the Code. The following description of the long-term incentive plan is a summary only and does not purport to be complete. The summary is qualified in its entirety by reference to the long-term incentive plan, which is attached hereto as Exhibit
B. You are urged to read the long-term incentive plan.

  On February 29, 2000, our board of directors approved the long-term incentive plan and directed that the long-term incentive plan be submitted to our shareholders at this year's annual meeting.

  The long-term incentive plan is intended to allow us to attract and retain key employees and certain directors and to provide such persons with incentives and rewards for superior performance and increased shareholder value.

  No awards will be made under our 1997 Stock Incentive Plan and the 1997 Stock Plan for Outside Directors if the long-term incentive plan is approved by our shareholders.

Material Features of the Long-Term Incentive Plan

  Types of Awards. The long-term incentive plan would permit the granting of any or all of the following types of incentive awards: (1) stock options, including incentive stock options intended to qualify for special tax treatment under Section 422 of the Code, (2) stock appreciation rights, or SARs, in tandem with stock options or freestanding, (3) restricted stock, (4) deferred shares, (5) performance shares and performance units conditioned upon meeting performance criteria, and (6) other awards of stock or awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, stock or securities convertible into stock, which we refer to as other stock-based awards.

  Administration and Eligibility. The long-term incentive plan shall be administered by our compensation committee, composed of two or more members each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, to the extent an award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, an "outside director" within the meaning of Section 162(m). The compensation committee has the authority to select participants to whom awards are granted, to determine the type of awards and the number of shares covered and to set the terms, conditions and provisions of such awards. The compensation committee shall be authorized to interpret the long-term incentive plan and to establish, amend and rescind any rules and regulations relating to the long-term incentive plan, to determine the terms and provisions of any agreements entered into under the long-term incentive plan and to make all other determinations which may be necessary or advisable for the administration of the long-term incentive plan. Although under the plan the compensation committee may select participants from all of our employees, (approximately 7,400 persons as of February 25, 2000) we expect that there will be approximately 60 participants in fiscal 2000.

  Shares Subject to Plan. Subject to adjustment as described below, 2,000,000 shares of our Class A Common Stock initially shall be available for awards granted under the long-term incentive plan during the term of the plan. All shares available in any year that are not awarded under the long-term incentive plan shall be available for awards in subsequent years. No more than 1,000,000 shares may be used for awards of performance units.

  If we acquire another company or another company combines with us, any of our shares covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the long-term incentive plan and would not be subtracted from the shares available for grant under the long-term incentive plan. If any shares subject to any award under the long-term incentive plan are forfeited, or such award is settled for cash, or expires or is otherwise terminated without issuance of shares, the shares subject to such award shall again be available for grant pursuant to the long-term incentive plan. If shares are withheld by or tendered to us in connection with the payment of the exercise price of an option or other award under the long-term incentive plan or the satisfaction of tax withholding obligations, such shares shall then be available for awards under the long-term incentive plan. The shares of stock deliverable under the long-term incentive plan may be authorized and unissued shares, treasury shares or shares that have been reacquired by us.

  Stock Options. Stock options granted under the long-term incentive plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or "nonqualified stock options" that are not intended to so qualify. The price per share of stock purchasable under any stock option will be determined by the compensation committee, but may not be less than 100% of the fair market value of the stock on the date of the grant of such option (or 110% of the fair market value in the case of incentive stock options granted to participants holding 10% or more of our voting stock). The term of each option shall be fixed by the compensation committee. Options shall be exercisable at such time or times as determined by the compensation committee, but no option may be exercised more than ten years from the date the option is granted (or 5 years from the date of grant in the case of incentive stock options granted to participants holding 10% or more of our voting stock).

  Each grant may specify the terms and conditions, including the achievement of performance objectives determined by the compensation committee and the continuous employment of the participant during a specified period, that are necessary for the stock options to become exercisable and such grant may also provide for the early exercise of the options in the event of a change in control of our company or similar event.

  Stock Appreciation Rights. A SAR may be granted freestanding or in tandem with an option granted under the long-term incentive plan. Upon exercise of a SAR, the participant is entitled to receive the excess of the fair market value of the shares for which the right is exercised (calculated on the exercise date) over either the option price under the related option in the case of tandem SARs or a specified "base price" determined by the compensation committee at the time of grant in the case of freestanding SARs. The grant price and other terms of the SAR shall be determined by the compensation committee, but the grant price may not be less than the fair market value of the shares on the date of grant and no SAR may be exercisable more than ten years from the grant date. Payment by us upon such exercise may be in cash, stock or a combination of cash and stock, and the compensation committee may grant to the participant or reserve to the compensation committee the right to elect among those alternatives. Unless otherwise determined by the compensation committee, any related option shall no longer be exercisable to the extent the SAR has been exercised and the exercise of an option shall cancel the related SAR to the extent of such exercise.

  Restricted Stock. An award of restricted stock involves the immediate transfer by us of stock in consideration of the rendering of services. Restricted stock must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period determined by the compensation committee, and during such period, such restricted stock may not be transferred or otherwise disposed of by the recipient. Subject to such restrictions, the participant is immediately entitled to voting, dividend and other ownership rights in such restricted stock, although the compensation committee may provide that dividends paid on such stock during the restricted period be subject to certain restrictions. The compensation committee may specify performance objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such restricted stock. The compensation committee may also provide for early termination of such restrictions in the event of a change in control of our company or similar event.

  Deferred Shares. An award of deferred shares granted under the long-term incentive plan represents the right to receive stock in consideration for the performance of services at the end of a specified deferral period as determined by the compensation committee on the date of grant. Any grant of deferred shares may be subject to such conditions, including the attainment of performance objectives and the continuous employment of the participant during the deferral period, as the compensation committee specifies. The grant may provide for the early termination of the deferral period in the event of a change in control of our company or similar event. During the deferral period, the participant is not entitled to transfer, vote or receive dividends on the shares subject to the award, but the compensation committee may provide for the payment of dividend equivalents on a current or deferred basis.

  Performance Awards. Performance awards are any kind of awards made by the compensation committee. From time to time, the compensation committee may set a period during which performance criteria determined by the compensation committee are measured for the purpose of determining the extent to which a performance award has been earned. If by the end of such performance period the participant has achieved the specified performance objectives, the participant will be deemed to have fully earned the performance shares or performance units granted. Performance share awards are payable in the form of shares, and performance unit awards are payable in the form of stock, cash or a combination thereof. The performance period set by the compensation committee may be long or short and may be subject to early termination in the event of a change in control of our company or a similar event.

  Other Stock-Based Awards. The compensation committee may also grant other stock-based awards, consistent with the purposes of the long-term incentive plan, which shall be any award of stock or other award that is valued in whole or in part by reference to, or is otherwise based on, stock or securities convertible into stock. Subject to the terms of the long-term incentive plan, the compensation committee may determine the terms and conditions of any such other stock-based award.

  Nonassignability of Awards. Unless the compensation committee determines otherwise at the time of an award or thereafter, no award granted under the long-term incentive plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and SARs may be exercised during the participant's lifetime only by the participant or, in the event of the participant's legal incapacity, the guardian or legal representative acting on behalf of the participant if permitted by applicable law. The compensation committee may expressly provide in a nonqualified stock option agreement that the participant may transfer such option to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the compensation committee may approve.

  Adjustments. In the event of any change affecting the shares of common stock by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other corporate change or event, the compensation committee may make substitutions or adjustments in the aggregate number or class of shares which may be distributed under the long-term incentive plan and in the number, class and price of shares subject to the outstanding awards granted under the long-term incentive plan as it deems appropriate to maintain the purpose of the original grant.

  The compensation committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in applicable laws, regulations or accounting principles.

  Amendment and Termination. Our board of directors may amend, alter or discontinue the long-term incentive plan or any portion thereof at any time, provided that no such amendment or alteration may be made without shareholder approval to increase (1) the aggregate number of shares available under the long-term incentive plan, (2) the aggregate number of performance units that may be granted, or (3) the number of shares (including options) or performance units that may be granted to any participant in any calendar year. The compensation committee may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without his or her consent. However, the compensation committee may not amend the terms of any option to reduce the option price or to cancel any option and grant a new option with a lower option price such that the effect would be the same as reducing the option price. The long-term incentive plan will terminate 10 years from the date on which it was approved by our board of directors.

  Code Section 162(m) Performance-Based Compensation. The compensation committee may grant to a participant who is, or is likely to be, as of the end of the tax year in which we would claim a tax deduction in connection with such award, a "covered employee" under Code Section 162(m), performance-based awards that vest or become exercisable upon the achievement of one or more objective performance goals established by the compensation committee, which shall be based on the achievement of specified levels of one or any combination of the following: market share, sales, costs, return on equity, earnings per share, EBITDA, earnings growth, return on capital, return on assets, total shareholder return or increase in the market value per share. Such performance goals may be expressed on an absolute or a relative basis, may be based on or otherwise employ comparisons based on internal targets, our past performance and/or the past or current performance of other companies, and, in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding, or to assets or net assets. Such performance goals shall be set by the compensation committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision to the Code, and the regulations under the Code.

  The long-term incentive plan provides that with respect to any such participant, the maximum number of shares of which all performance-based restricted stock, deferred shares, performance shares, performance units and/or other stock-based awards may be granted under the long-term incentive plan in any calendar year is 250,000 shares and that the maximum amount of any such award which is payable in cash in any calendar year is $2,500,000.

Estimate of Benefits

  Because the long-term incentive plan is discretionary and may be based on our financial performance, it is not possible to determine or to estimate the benefits or amounts that will be received in the future by individual employees or groups of employees under the plan. If the long-term incentive plan had been in effect during fiscal 1999, the stock option awards received by our executive officers would have been the same as the stock option awards actually received by such persons during fiscal 1999 under our 1997 Stock Incentive Plan. The Option/SAR Grants in Last Fiscal Year table on page 11 lists the stock option awards during fiscal 1999 for our chief executive officer and the four other highest-paid executive officers.

Federal Income Tax Consequences

  The following discussion outlines generally the federal income tax consequences of participation under the long-term incentive plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the long-term incentive plan.

  Nonqualified Stock Options. The recipient of a nonqualified stock option under the long-term incentive plan is not subject to any federal income tax upon the grant of such option nor does the grant of the option result in an income tax deduction for us. As a result of the exercise of an option, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares are transferred pursuant to the exercise. However, if the recipient is subject to
Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined is delayed under Section 83(c) of the Code until the earlier of the last day of the six-month period beginning on the date the "property" is "purchased" or the first day on which a sale of the "property purchased" will not subject the recipient to suit under Section 16(b) of the Exchange Act. Alternatively, if the recipient is subject to
Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined under Section 83 of the Code. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient.

  Depending on the period the shares are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or a long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.

  Special rules apply to a recipient who exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares to us.

  Incentive Stock Options. An employee is not subject to any federal income tax upon the grant of an incentive stock option pursuant to the long-term incentive plan, nor does the grant of an incentive stock option result in an income tax deduction for us. Further, an employee will not recognize income for federal income tax purposes and we normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

  If the shares transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the employee is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the amount of ordinary income recognized upon the disposition. The balance, if any, of the employee's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. We normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the employee.

  If the shares transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition generally will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. We will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

  Other Awards. A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted shares on such date (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

  A recipient of deferred shares generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

  A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment in respect of performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted shares received.

  In limited circumstances where the sale of shares received under the long-term incentive plan could subject an officer or director to suit under Section 16(b) of the Exchange Act, the federal income tax consequences to the officer or director may differ from the federal income tax consequences described above. In these circumstances, absent a Section 83(b) election (as described above), the principal difference usually will be to postpone valuation and taxation of the shares received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

  To the extent that a participant recognizes ordinary income on the payment of an award, we or the subsidiary for which the participant performs services should be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m). An employee who recognizes ordinary income ordinarily will be subject to both wage withholding and other employment taxes.

What is the recommendation of the board of directors?

  The board of directors recommends a vote FOR the approval of the long-term incentive plan. Proxies returned without instructions will be voted for the approval of the long-term incentive plan.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                   (Item 4)

  The board of directors of our company, upon the recommendation of the audit committee, has appointed the firm of Ernst & Young LLP, upon the recommendation of the audit committee, to serve as independent auditors of our company for the 2000 fiscal year, subject to ratification of this appointment by the shareholders of our company. We have been advised by Ernst & Young LLP that neither it nor any member thereof has any direct or material indirect financial interest in our company or any of our subsidiaries in any capacity. One or more representatives of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

What is the recommendation of the board of directors?

  The board of directors recommends a vote FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors of our company for fiscal 2000. Proxies returned without instructions will be voted for the ratification of the appointment of Ernst & Young LLP.

Annual Report on Form 10-K

  We will provide without charge, at the written request of any shareholder of record or beneficial owner of our stock as of February 25, 2000, a copy of the our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, excluding exhibits. We will provide exhibits if they are requested by eligible shareholders. We may impose a reasonable fee for providing the exhibits. Requests for copies of our Annual Report on Form 10-K should be mailed to:

                                          Dan River Inc.
                                          P.O. Box 261
                                          Danville, Virginia 24543
                                          Attention: Denise Laussade,
                                                 Vice President--Finance

Shareholder Nominations for Election of Directors

  Under our bylaws, only persons nominated in accordance with certain procedures will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the board of directors only if:

  . the shareholder is otherwise entitled to vote generally in the election of directors, and

  . timely notice in writing is sent to our Secretary.

To be timely, a shareholder's notice must be received at our principal executive offices not less than 130 days prior to the meeting.

  If less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder must be received no later than the close of business on the 10th day following the day on which such notice of the date the meeting was mailed or such public disclosure was made, whichever occurs first.

  The shareholder's notice must set forth for each person to be nominated for election as a director:

  . the name, age, business address and residence address of the person,

  . the principal occupation or employment of the person,

  . the number of shares of each class of Common Stock beneficially owned by the person, and

  . other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14(a) under the Exchange Act.

The shareholder's notice must also set forth, with respect to the shareholder giving such notice:

  . the name and address of the shareholder, and

  . the number of shares of each class of Common Stock beneficially owned by the shareholder.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.

Shareholder Proposals

  Any shareholder proposals intended to be presented at our 2001 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received no later than November 16, 2000 in order to be considered for inclusion in the proxy materials to be distributed by the board of directors in connection with the meeting. Any shareholder proposals intended to be presented at our 2001 annual meeting of shareholders but not to be included in the board's proxy materials under Rule 14a-8 must be received no later than December 11, 2000 in order to be considered at the 2001 annual meeting. However, if we give less than 60 days' notice of our 2001 annual meeting of shareholders, then shareholder proposals intended to be presented at the meeting but not to be included in the board's proxy materials under Rule 14a-8 must be received no later than ten days after notice of the 2001 annual meeting is mailed or a press release or other public communication announcing the meeting date is made.

Expenses of Solicitation

  We will bear the cost of solicitation of proxies by the board of directors in connection with the annual meeting. No specific fee was allocated to services provided in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                                          By Order of the Board of Directors

                                          /s/ Harry L. Goodrich
                                          Harry L. Goodrich
                                          Secretary

  Our annual report on Form 10-K for fiscal 1999, which includes audited financial statements, accompanies this proxy statement. The annual report does not form any part of the material for the solicitation of proxies.

                               ----------------

                                                                       EXHIBIT A

                                 DAN RIVER INC.

                           MANAGEMENT INCENTIVE PLAN

                       Revised Effective January 1, 1998

                            OBJECTIVES OF THE PLAN

  To provide a compensation element which will act as a powerful stimulus to maximize operating income for Dan River Inc. (the "Company") and its divisions while encouraging prudent management of working capital.

  To promote the interest of the Company by increasing its ability to attract and retain management talent.

                         ELIGIBILITY FOR PARTICIPATION

  Participation in the Management Incentive Plan will be restricted to executives in key positions having a continuing and substantial influence on financial results.

  The following factors will serve as criteria for selecting performance award participants:

    Latitude to act--The degree of freedom to exercise initiative and judgment in making independent decisions and taking action.

    Impact--The degree to which decisions and actions have a direct bearing on Company or division results.

    Magnitude--The size or amount of a position's contribution to Company or division results.

  Positions shall be approved for participation by the Compensation Committee (the "Committee") of the Board of Directors. The Committee will further approve the assignment of each position to one of three levels of participation as described below.

  As changes in organization occur in the future, revisions to the list may be required, and will be subject to approval of the Committee. The Committee has final authority regarding participation.

                           PERFORMANCE AWARD LEVELS

  Positions approved for participation will be assigned to one of three levels for which target awards are as follows:

                                                                Target Award As
      Level                                                     % of Base Salary
      -----                                                     ----------------
      A........................................................        40%
      B........................................................        30%
      C........................................................        20%

  The target award shall be applied to individual participant base salaries for the fiscal year to determine the total target award funds available to corporate and division levels. For corporate participants, the actual award fund available will be based on consolidated results for the fiscal year. For division participants, the division award funds will be based on division performance for the fiscal year.

  Individual participants will be eligible for maximum awards as follows:

                                                               Maximum Awards As
                                                               % of Base Salary
                                                               -----------------
      A 40% target award).....................................        100%
      B (30% target award)....................................         75%
      C (20% target award)....................................         50%

                          DIVISION PERFORMANCE AWARDS

  Division participants' awards will be determined at year-end and will be based upon the division's operating income, (before the Amortization of Acquisition Asset and after pay out under this plan), subject to reduction based upon failure to meet certain working capital management goals. Awards will be determined based upon a schedule to be recommended by the Committee and approved by the Board of Directors. The schedule shall denote:

  . the target operating income level required for target award funding for the year (40%--30%--20%)

  . the operating income level required for maximum award funding for the year (100%--75%--50%)

  . operating income levels which will result in awards based upon a percentage (above or below) the target award level

  . criteria for reduction of awards based upon failure to meet working capital management goals

                         CORPORATE PERFORMANCE AWARDS

  Performance awards for corporate participants will be determined at year-end and will be based on the operating income of the divisions of the Company (before the Amortization of Acquisition Asset and after pay out under this plan), subject to reduction based upon failure to meet consolidated working capital management goals. Awards will be determined based upon a schedule to be recommended by the Committee and approved by the Board of Directors. The schedule shall denote:

  . the target operating income level required for target award funding for the year (40%--30%--20%)

  . the operating income level required for maximum award funding for the year (100%--75%--50%)

  . operating income levels which will result in awards based upon a percentage (above or below) the target award level

  . criteria for reduction of awards based upon failure to meet working capital management goals

                           CEO'S DISCRETIONARY FUND

  The Committee may establish a fund during each fiscal year, to be utilized at the discretion of the Chief Executive Officer of the Company to further reward extraordinary performance, to balance awards to individual participants whose contributions cross divisional/corporate lines, or to address other unique circumstances.

                           ADMINISTRATIVE PROVISIONS

  1. Performance awards are limited to executives whose positions are approved for participation by the Committee upon recommendation of the Chief Executive Officer of the Company.

  2. Participants who terminate their employment for any reason other than retirement or death, prior to the end of a fiscal year, shall not be eligible for an award for the year of termination, except upon recommendation of the Chief Executive Officer and approval of the Committee.

  3. No awards shall be made to anyone who has less than three months' participation during the fiscal year.

  4. Participants who retire (i.e., normal, early, delayed or disability retirement under a Company pension plan) during a fiscal year and have completed at least three months' participation in the same year shall be eligible for an award based upon base salary during the period of active employment.

  5. In the event of the death of a participant, if participation has equaled at least three months during the fiscal year in which death occurred, an award shall be permitted based upon base salary during the period of participation. Any such award shall be payable to the estate of the participant.

  6. Participants transferred from one division to another, from a divisional to a corporate position (or vice versa), or who are promoted or transferred from one position to another, will be eligible for awards pro-rated on the basis of the number of months assigned during the fiscal year to each position.

  7. Awards will be paid in cash, except for any portion properly deferred under any deferred compensation plan then in effect.

  8. The overall administration of this plan will be the responsibility of the Vice President-Industrial Relations.

  9. All awards under this plan are subject to compliance with pertinent federal regulations, notwithstanding any provision of this plan to the contrary.

  10. Each participant shall be provided with a copy of this plan and any amendments thereto.

  11. All determinations of the Committee relating to interpretation, administration or participation in this Plan shall be final and binding on all participants, their heirs, executors and administrators. Participants' rights under this plan are non-assignable and non-transferable.

                           NO CONTRACT OF EMPLOYMENT

  This plan does not and shall not be construed to create a contract of employment between any participant and the Company and confers no rights whatsoever, except as expressly set forth herein.

                            RESTRICTION OF PAYMENTS

  1. No individual performance award may exceed the maximum percentage award for the applicable award level (i.e., 100%, 75% or 50%) to which the participant is assigned.

  2. No provision of this plan is intended to alter or amend existing discretionary powers and authorities of the Committee, which may authorize payments in amounts and form in addition to the specific text of this plan.

                          AMENDMENTS AND TERMINATION

  This plan may be amended, altered, or terminated at any time by action of the Board of Directors.

                                                                       EXHIBIT B

                                 DAN RIVER INC.

                         2000 LONG-TERM INCENTIVE PLAN

                               February 29, 2000

                               TABLE OF CONTENTS

1.PURPOSE.................................................................   3
2.DEFINITIONS.............................................................   3
3.SHARES AVAILABLE UNDER THE PLAN.........................................   7
4.ADJUSTMENTS.............................................................   7
5.ADMINISTRATION OF THE PLAN..............................................   7
6.ELIGIBILITY.............................................................   8
7.OPTIONS.................................................................   8
8.STOCK APPRECIATION RIGHTS...............................................  10
9.RESTRICTED SHARES.......................................................  11
10.DEFERRED SHARES........................................................  12
11.PERFORMANCE SHARES AND PERFORMANCE UNITS...............................  12
12.OTHER STOCK-BASED AWARDS...............................................  13
13.AWARDS TO NON-EMPLOYEE DIRECTORS.......................................  13
16. PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED
    AWARDS................................................................  13
15.TRANSFERABILITY........................................................  14
16.FRACTIONAL SHARES......................................................  14
17.WITHHOLDING TAXES......................................................  15
18. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF
    ABSENCE...............................................................  15
19.FOREIGN EMPLOYEES......................................................  15
20.AMENDMENTS AND OTHER MATTERS...........................................  15
21.GOVERNING LAW..........................................................  16
22.NO RIGHTS TO AWARDS....................................................  16
23.SHARE CERTIFICATES.....................................................  16
24.AWARD AGREEMENTS.......................................................  16
25.NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS............................  16
26.SEVERABILITY...........................................................  17
27.OTHER LAWS.............................................................  17
28.NO TRUST OR FUND CREATED...............................................  17
29.HEADINGS...............................................................  17
30.EFFECTIVE DATE AND STOCKHOLDER APPROVAL................................  17
31.TERMINATION............................................................  17

                                DAN RIVER INC.
                         2000 LONG-TERM INCENTIVE PLAN

1. PURPOSE.

  The purpose of this Plan is to attract and retain Key Employees and Non-Employee Directors for Dan River and to provide such persons with incentives and rewards for superior performance and increased shareholder value. This Plan will authorize the Committee to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards to those officers, Key Employees and Non-Employee Directors who are selected to participate in the Plan.

2. DEFINITIONS.

  As used in this Plan, the following terms shall be defined as set forth below:

    "AFFILIATE" means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity's outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

    "AWARD" means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

    "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

    "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.

    "BOARD" means the Board of Directors of Dan River Inc.

    "CHANGE IN CONTROL" means (a) the acquisition of the power to direct, or cause the direction, of the management and policies of Dan River by a Person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, (b) the acquisition, directly or indirectly, of the power to vote 35% or more of the outstanding Stock by a Person or Persons (other than a person possessing such power on the date this Plan becomes effective or Dan River or an employee benefit plan established and maintained by Dan River), where, for purposes of this definition, customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded, (c) the approval by stockholders of the Company and consummation of a merger, consolidation or reorganization involving the Company, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction, (d) the Company sells or otherwise transfers all or substantially all of its assets to any other corporation, person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale or transfer or
  (e) a complete liquidation or dissolution of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "COMMITTEE" means a Committee of the Board which shall have a least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Section 16 of the Exchange Act.

    "COMPANY" means Dan River Inc. or any successor corporation.

    "COVERED OFFICER" means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the company within the meaning of Section 162(m) of the Code; provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

    "DAN RIVER" means Dan River Inc., or any successor to such corporation.

    "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations enumerated in Section 10 of this Plan.

    "DEFERRED SHARES" means an Award pursuant to Section 10 of this Plan providing the right to receive Shares at the end of a specified Deferral Period.

    "DISABILITY" means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company's then current long-term disability plan.

    "DIVIDEND EQUIVALENTS" means amounts equivalent to the dividends paid on Shares of common stock. They may be granted in connection with Awards denominated in notional Shares, or they may be granted on a freestanding basis.

    "EARLY RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company retirement plan on or after attainment of age 55.

    "EMPLOYEE" means any person, including an officer, employed by Dan River, a Subsidiary, Affiliate or a Parent Corporation.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    "FAIR MARKET VALUE" with respect to the Stock means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal (a) under the New York Stock Exchange Composite Transactions if Stock is traded on the New York Stock Exchange or, (b) if Stock is otherwise publicly traded, under the quotation system under which such closing price is reported or, (2) if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, (3) if no such closing price is available on such date, such closing price as so reported for the immediately preceding business day, or, (4) if no newspaper or trade journal reports such closing price or if no such price quotation is available, or if Stock is not publicly traded, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

    "GRANT DATE" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

    "GRANTEE" means the person so designated in an agreement as the recipient of an Award granted by the Company.

    "HARDSHIP" means an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant,
  (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

    "INCENTIVE STOCK OPTION (ISO)" means any Option that is intended to qualify as an "Incentive Stock Option" under Section 422 of the Code or any successor provision.

    "KEY EMPLOYEE" means an Employee who, in the judgment of the Committee acting in its absolute discretion, is key to the business performance and success of Dan River.

    "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

    "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to qualify as an Incentive Stock Option.

    "NORMAL RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company retirement plan at or after attainment of age 65, or if a Participant is not covered by any such plan, retirement on or after attainment of age 65.

    "OPTION" means any Option (ISO or NQSO) to purchase Shares granted under this Plan.

    "OPTION PRICE" means the purchase price payable to purchase one share upon the exercise of an Option or other Award.

    "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option or other Award.

    "OTHER STOCK-BASED AWARD" means any Award granted under Section 12 of the Plan.

    "PARENT CORPORATION" means any corporation which is a parent of Dan River within the meaning of Section 424(e) of the Code.

    "PARTICIPANT" means a Non-Employee Director or an Employee who is selected by the Committee to receive benefits under this Plan, provided that Non-Employee Directors shall not be eligible to receive grants of Incentive Stock Options.

    "PERFORMANCE OBJECTIVES" means performance goals or targets established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares, Options, Restricted Shares or Other Stock-Based Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Any Performance Objectives applicable to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be limited to specified levels of, or increases in, the Company's or Subsidiary's market share, sales, costs, return on equity, earnings per share, earnings before interest, taxes, depreciation, and amortization (EBITDA), earnings growth, return on capital, return on assets, total shareholder return and/or increase in the Fair Market Value of the Shares. Except in the case of Performance Objectives related to an Award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee, after the date of grant, may modify such Performance Objectives, in whole or in part, as the Committee deems appropriate and equitable.

    "PERFORMANCE PERIOD" means a period of time established under Section 11 of this Plan within which the Performance Objectives relating to a Performance Share, Performance Unit, Option, Deferred Share or Restricted Share are to be achieved.

    "PERFORMANCE SHARE" means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more Shares contingent upon the achievement of one or more Performance Objectives during a Performance Period.

    "PERFORMANCE UNIT" means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Objectives during a Performance Period.

    "PERSON" means any individual, corporation, partnership, associate, joint- stock company, trust, unincorporated organization, government or instrumentality of a government or other entity.

    "PLAN" means this Dan River Inc. 2000 Long-Term Incentive Plan as effective as of the date adopted by the Board in 2000 and as amended from time to time thereafter.

    "RESTRICTED SHARES" means Shares granted under Section 9 of this Plan subject to such restrictions, including, but not limited to, service requirements and/or Performance Objectives, as may be determined by the Committee at the time of grant.

    "RULE 16B-3" means Rule 16B-3 of the Exchange Act and any successor provision thereto as in effect from time to time.

    "SHARES" or "STOCK" means shares of the Class A Common Stock of Dan River Inc., $0.01 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 4 of this Plan.

    "SPREAD" means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

    "STOCK APPRECIATION RIGHT" means a right granted under Section 8 of this Plan, including a Stock Appreciation Right or a Tandem Stock Appreciation Right.

    "SUBSIDIARY" means a corporation or other entity (i) more than 50 percent of whose outstanding Shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding Shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest (representing the right generally to make decisions for such other entity) is, as of the date this Plan is approved by the Board and thereafter owned or controlled directly or indirectly by the Company, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

    "SUBSTITUTE AWARDS" means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

    "TANDEM STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted pursuant to Section 8 of this Plan that is granted in tandem with an Option or any similar right granted under any other Plan of the Company such that the exercise of one results in the cancellation of the other.

    "TEN PERCENT SHAREHOLDER" means a person who owns, at the time of an Award and after taking into account the attribution rules of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of either Dan River, a Subsidiary or a Parent Corporation.

3. SHARES AVAILABLE UNDER THE PLAN.

  (a) Subject to adjustment as provided in Section 4 of this Plan, the number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) Awarded as Restricted Shares and released from substantial risk of forfeiture, or (iii) issued or transferred in payment of Deferred Shares, Performance Shares, Performance Units, or Other Stock Based Awards, shall not in the aggregate exceed 2,000,000 Shares not previously authorized for issuance under any plan of the Company. Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company. The number of Performance Units granted under this Plan may not in the aggregate exceed 1,000,000.

  (b) Upon the payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding obligations under the Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the number of Shares actually issued or transferred by the Company, less the number of Shares so transferred or relinquished. In any event, the number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 2,000,000, subject to adjustment as provided in Section 4 of the Plan. Upon the payment in cash of a benefit provided by any Award under this Plan, any Shares that were subject to such Award shall again be available for issuance or transfer under this Plan. Performance Units that are paid in Shares or are not earned by a Participant at the end of a Performance Period are available for future grants of Performance Units.

  (c) If an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

  (d) No Participant may receive Awards, including Options, during any one calendar year representing more than 250,000 Shares or more than 250,000 Performance Units.

  (e) Any shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4. ADJUSTMENTS.

  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined in good faith by the Committee, in its sole discretion, to be appropriate in order to prevent dilution or enlargement of the rights of Optionees or Grantees, then the Committee shall, in such manner as it may deem equitable: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (3) the grant or exercise price with respect to any Award under the Plan, provided that in each case, the number of shares subject to any Award shall always be a whole number; (ii) if deemed appropriate, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

5. ADMINISTRATION OF THE PLAN.

  (a) This Plan shall be administered by one or more Committees appointed by the Board. Any grants of Awards to officers who are subject to Section 16 of the Exchange Act shall be made by a Committee composed of not less than two members of the Board, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16B-3. Any grant of an Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made by a Committee composed of not less than two members of the Board, each of whom shall be an "outside director" within the meaning of the regulations under Section 162(m) of the Code. For purposes of grants of Awards to Non-Employee Directors, the entire Board shall serve as the Committee.

  (b) The Committee, or Committees, shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: (i) to select the officers and other Key Employees of the Company, its Subsidiaries and Affiliates to whom Awards may from time to time be granted; (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Performance Share Awards, Performance Unit Awards, or any combination of the foregoing, granted to any one or more Participants; (iii) to determine the number of Shares to be covered by any Award; (iv) to establish the terms and conditions of any Award, including, but not limited to: (A) the Share price; (B) any restriction or limitation on the grant, vesting or exercise of any Award (including but not limited to, the attainment (and certification of the attainment) of one or more Performance Objectives (or any combination thereof) that may apply to the individual Participant, a Company business unit, including a Subsidiary or an Affiliate, or the Company as a whole); and (C) any waiver of vesting, acceleration or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine; and to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

  (c) Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret and administer the Plan and any instrument or agreement relating, to or Award made under, the Plan; to amend or modify the terms of any Award at or after grant with the consent of the holder of the Award, except to the extent prohibited by Section 7(b); to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such person are similarly situated). No member of the Committee shall be liable to any person or entity for any action taken or determination made in good faith with respect to the Plan or any Awards granted hereunder.

  (d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any subsidiary and Affiliate, and Participant, any holder or beneficiary of any Award, any Employee and any Non-Employee Director.

6. ELIGIBILITY.

  Any officer, Key Employee (including any employee-director of the Company or of any Subsidiary or Affiliate who is not a member of the Committee) or Non-Employee Director shall be eligible to be designated a Participant.

7. OPTIONS.

  The Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall specify the number of Shares to which it pertains.

    (b) Each grant shall specify an Option Price per Share. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the Grant Date. If an officer or Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), and an Incentive Stock Option is granted to such officer or Key Employee, the Option Price shall be no less than 110% of the Fair Market Value on the Grant Date. Notwithstanding the foregoing and except as permitted by the provisions of Sections 4 and 20(c) hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options.

    (c) Each Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares that have been owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price, together with any applicable withholding taxes, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 7(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

    (d) On or after the Grant Date of any Option other than the Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7(d), the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer apply only to the same number of Shares received by the Optionee as applied to the forfeitable or Restricted Shares surrendered by the Optionee.

    (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

    (f) On or, in the case of Nonqualified Stock Options, after the Grant Date, the Committee may provide for the automatic grant to the Optionee of a "reload" Option in the event the Optionee surrenders Shares in satisfaction of the Option Price upon the exercise of an Option as authorized under Sections 7(c) and (d) above. Each reload Option shall pertain to a number of Shares equal to the number of Shares utilized by the Optionee to exercise the original Option. Each reload Option shall have an exercise price equal to the Fair Market Value on the date the reload is granted and shall expire on the stated expiration date of the original Option.

    (g) Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Non-Employee Director, service on the Board) or other terms and conditions, such as achievement of Performance Objectives, that may be determined by the Committee that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event.

    (h) Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Non-Employee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options or Tandem Stock Appreciation Rights related to such Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Plans of the Company) exceeds $100,000 such Options shall be treated as Nonqualified Stock Options.

    (i) No Option granted under this Plan may be exercised more than 10 years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), the term of such Incentive Stock Option shall be no more than five years from the date of grant.

    (j) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and containing such terms and provisions as the Committee may determine consistent with this Plan.

8. STOCK APPRECIATION RIGHTS.

  The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right provides a Participant the right to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash;

    (b) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date;

    (c) Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable;

    (d) Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control of the Company or other similar transaction or event,

    (e) On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of Dividend Equivalents thereon in cash or Shares on a current, deferred or contingent basis,

    (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee, which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan,

    (g) Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under this or any other Plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation;

    (h) Each grant of a Stock Appreciation Right shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of the Shares on the Grant Date. Successive grants of Stock Appreciation Rights may be made to the same Participant regardless of whether any Stock Appreciation Rights previously granted to such Participant remain unexercised. Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

9. RESTRICTED SHARES.

  The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

    (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

    (c) Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event.

    (d) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

    (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units.

    (f) Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in the form of cash or additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

    (g) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

    (h) At the end of the restricted period and provided that any other restrictive conditions of the Restricted Shares Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.

10. DEFERRED SHARES.

  The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

    (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

    (c) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control of the Company or other similar transaction or event.

    (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares, but the Committee may on or after the Grant Date authorize the payment of Dividend Equivalents on such Shares in cash or additional Shares on a current, deferred or contingent basis.

    (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units. Except as otherwise determined by the Committee, all Deferred Shares and all rights of the grantee to such Deferred Shares shall terminate, without further obligation on the part of the Company, unless the Grantee remains in continuous employment of the Company for the entire Deferral Period in relation to which such Deferred Shares were granted and unless any other restrictive conditions relating to the Deferred Shares are met.

    (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

11. PERFORMANCE SHARES AND PERFORMANCE UNITS.

  The Committee also may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

    (b) The Performance Period with respect to each Performance Share or Performance Unit shall commence on a date specified by the Committee at the time of grant and may be subject to earlier termination in the event of a Change in Control of the Company or other similar transaction or event.

    (c) Each Award shall specify the Performance Objectives that are to be achieved by the Participant with respect to the grant or the vesting thereof.

    (d) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula or other procedure for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

    (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

    (f) Any grant of Performance Shares or Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.

    (g) Any grant of Performance Shares may provide for the payment to the Participant of Dividend Equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

    (h) If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

    (i) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

12. OTHER STOCK-BASED AWARDS.

  The Committee shall have the authority to grant to Participants an "Other Stock-Based Award," which shall consist of any right that is (a) not an Award described in Sections 7 through 11 above and (b) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

13. AWARDS TO NON-EMPLOYEE DIRECTORS.

  The Board may provide that all or a portion of a Non-Employee Director's annual retainer and/or meeting fees be payable (either automatically or at the election of a Non-Employee Director) in the form of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Stock Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

14. PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS.

  Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Awards granted hereunder shall be subject to the terms and provisions of this Section 14:

    (a) The Committee may grant to Covered Officers performance-based Awards that vest or become exercisable upon the attainment of performance targets related to one or more Performance Objectives selected by the Committee from among the list of Performance Objectives contained herein. For the purposes of this Section 14, performance goals shall be limited to one or more of the Performance Objectives or any combination thereof. Each Performance Objective may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or Shares outstanding, or to assets or net assets.

    (b) With respect to any Covered Officer, the maximum number of Shares in respect of which all performance-based Restricted Shares, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards may be granted under the Plan during any one calendar year is 250,000 and the maximum amount of any Award which shall be payable in cash during any one calendar year is $2,500,000.

    (c) To the extent necessary to comply with Section 162(m) of the Code, with respect to Restricted Share Awards, Deferred Share Awards, Performance Share Awards, Performance Unit Awards and Other Stock-Based Awards, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) select the Performance Objective or Objectives applicable to the Performance Period, (ii) establish the various targets and bonus amounts which may be earned for such Performance Period, and (iii) specify the relationship between Performance Objectives and targets and the amounts to be earned by each Covered Officer for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period. In determining the amount earned by a Covered Officer for a given Performance Period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

15. TRANSFERABILITY.

  (a) Except as provided in Section 15(b), no Award granted under this Plan may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

  (b) The Committee may expressly provide in a Nonqualified Stock Option agreement (or an amendment to such an agreement) that a Participant may transfer such Nonqualified Stock Option to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of any such Nonqualified Stock Option shall be prohibited except in accordance with this Section 15(b). All terms and conditions of any such Nonqualified Stock Option, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 15(b).

  (c) Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 9 of this Plan, shall be subject to further restrictions upon transfer.

16. FRACTIONAL SHARES.

  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

17. WITHHOLDING TAXES.

  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Committee may provide, at its discretion, for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award other than ISO's.

18. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF
   ABSENCE.

  Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, Disability, Normal Retirement, Early Retirement with the consent of the Company or leave of absence approved by the Company, or in the event of Hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 15(b) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award under this Plan.

19. FOREIGN EMPLOYEES.

  In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

20. AMENDMENTS AND OTHER MATTERS.

  (a) The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall increase any of the limitations specified in Sections 3 or 14(b) of this Plan, other than to reflect an adjustment made in accordance with Section 4, without the further approval of the stockholders of the Company.

  (b) Subject to the restrictions of Section 7(b) hereof, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

  (c) The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with a performance based award's meeting the requirements of Section 162(m) of the Code.

  (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

  (e) To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

21. GOVERNING LAW.

  The validity, construction and effect of this Plan and any Award hereunder shall be determined in accordance with the laws (including those governing contracts) of the State of Georgia, without giving effect to the conflict of law principles thereof.

22. NO RIGHTS TO AWARDS.

  No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

23. SHARE CERTIFICATES.

  All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

24. AWARD AGREEMENTS.

  Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail.

25. NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.

  Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval as such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

26. SEVERABILITY.

  If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

27. OTHER LAWS.

  The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

28. NO TRUST OR FUND CREATED.

  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

29. HEADINGS.

  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

30. EFFECTIVE DATE AND STOCKHOLDER APPROVAL.

  This Plan shall become effective upon its approval by the Board subject to approval by the stockholders of the Company at the next Annual Meeting of Stockholders. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the stockholders of the Company.

31. TERMINATION.

  This Plan shall terminate ten years from the date on which this Plan is first approved by the Board, and no Award shall be granted after that date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

CLASS A                            DAN RIVER                            CLASS A

                        PROXY FOR CLASS A COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               ON APRIL 20, 2000

The undersigned hereby appoints Joseph L. Lanier, Jr. and Donald J. Keller and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Class A Common Stock of Dan River, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on April 20, 2000, at 10:00 a.m., EDT, at the Riverview Inn, Danville, Virginia or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the annual meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR ITEMS 1,2,3 AND 4.

-------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by authorized person.
-------------------------------------------------------------------------------
PLEASE RECORD ADDRESS CHANGE OR ANY COMMENTS HERE:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------
          DAN RIVER INC.
----------------------------------                         1. To elect two (2) directors:

       CLASS A COMMON STOCK                                                                       For      With-     For All
                                                                                                Nominee    hold      Except
PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN             (01) Edward J. Lill              [ ]      [ ]        [ ]
IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT             (02) John F. Maypole             [ ]      [ ]        [ ]
YOU PLAN TO ATTEND THE ANNUAL MEETING ON APRIL 20,
2000. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN    (Instructions: To withhold authority to vote for any individual
PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY            nominee, mark the "For All Except" box and strike a line through
RETURNED YOUR PROXY.                                       the nominee's name in the list above).

CONTROL NUMBER:
RECORD DATE SHARES:                                                                                For    Against    Abstain

                                                           2. To approve the performance goals     [ ]      [ ]        [ ]
                                                              contained in our management
                                                              incentive plan.

                                                           3. To adopt and approve a long-term     [ ]      [ ]        [ ]
                                                              incentive plan, which will, among
                                                              other things, make available up to
                                                              2,000,000 shares of our Class A
                                                              Common Stock for issuance under the
                                                              plan.

                                                           4. To ratify the appointment of Ernst   [ ]      [ ]        [ ]
                                                              & Young LLP as independent auditors.
Please be sure to sign and date this Proxy.     Date
____________________________________________________          Mark box at right if an address change or comment        [ ]
                                                              has been noted on the reverse side of this card.
Shareholder sign here          Co-owner sign here
____________________________________________________

DETACH CARD                                                      DETACH CARD

                                DAN RIVER INC.

Dear Shareholder,

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Sincerely,

Dan River Inc.

CLASS B                            DAN RIVER                            CLASS B

                        PROXY FOR CLASS B COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               ON APRIL 20, 2000

The undersigned hereby appoints Joseph L. Lanier, Jr. and Donald J. Keller and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Dan River, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on April 20, 2000, at 10:00 a.m., EDT, at the Riverview Inn, Danville, Virginia or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the annual meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR ITEMS 1,2,3 AND 4.

-------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by authorized person.
-------------------------------------------------------------------------------
PLEASE RECORD ADDRESS CHANGE OR ANY COMMENTS HERE:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------
          DAN RIVER INC.
----------------------------------                         1. To elect two (2) directors:

       CLASS B COMMON STOCK                                                                       For      With-     For All
                                                                                                Nominee    hold      Except
PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN             (01) Edward J. Lill              [ ]      [ ]        [ ]
IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT             (02) John F. Maypole             [ ]      [ ]        [ ]
YOU PLAN TO ATTEND THE ANNUAL MEETING ON APRIL 20,
2000. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN    (Instructions: To withhold authority to vote for any individual
PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY            nominee, mark the "For All Except" box and strike a line through
RETURNED YOUR PROXY.                                       the nominee's name in the list above).

CONTROL NUMBER:
RECORD DATE SHARES:                                                                                For    Against    Abstain

                                                           2. To approve the performance goals     [ ]      [ ]        [ ]
                                                              contained in our management
                                                              incentive plan.

                                                           3. To adopt and approve a long-term     [ ]      [ ]        [ ]
                                                              incentive plan, which will, among
                                                              other things, make available up to
                                                              2,000,000 shares of our Class A
                                                              Common Stock for issuance under the
                                                              plan.

                                                           4. To ratify the appointment of Ernst   [ ]      [ ]        [ ]
                                                              & Young LLP as independent auditors.
Please be sure to sign and date this Proxy.   Date
___________________________________________________            Mark box at right if an address change or comment       [ ]
                                                              has been noted on the reverse side of this card.
Shareholder sign here      Co-owner sign here
___________________________________________________

DETACH CARD                                                                                                     DETACH CARD

                          DAN RIVER INC.

Dear Shareholder,

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Sincerely,

Dan River Inc.